I:\EDGAR\PENDING\07200.doc
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549

                               FORM 8-K
                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


     Date of Report (Date earliest event reported) April 24, 2000


Commission   Registrant, State of Incorporation,     I.R.S.
File Number  Address and Telephone Number            Employer
                                                     Identifica
                                                     tion No.
1-11299      ENTERGY CORPORATION                     13-5550175
             (a Delaware corporation)
             639 Loyola Avenue
             New Orleans, Louisiana  70113
             Telephone (504) 576-4000




Form 8-K


Item 5.   Other Events

     On April 24, 2000, Entergy Corporation ("Entergy") issued several public announcements, which are attached as exhibits hereto and incorporated herein by reference.


Item 7.   Financial Statements, Pro Forma Financial Statements and
Exhibits

     (c) Exhibits.

   Exhibit                  Description
     No.
     99.1    Release, dated April 24, 2000, issued by
             Entergy.
     99.2    Release, dated April 24, 2000, issued by
             Entergy.
     99.3    Release, dated April 24, 2000, issued by
             Entergy.



                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Entergy Corporation


                                        By:       /s/ Michael G.
Thompson
                                             Michael G. Thompson
                                             Senior Vice President,
General
                                             Counsel and Secretary



Dated: April 28, 2000